                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
--------------------------------------------------------------------------------


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 17, 2003


                               U.S MICROBICS, INC.
                 (Name of Small Business issuer in its charter)

          Colorado                      0-14213                   84-0990371
(State or other jurisdiction of   (Commission file No.)         (IRS Employer
incorporation or organization)                               Identification No.)


                             5922 B Farnsworth Court
                               Carlsbad, CA 92008


           (Address of principal executive offices including zip code)

                                 (760) 918-1860
               (Registrant's telephone number including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 17, 2003, upon recommendation of its Board of Directors, the Company dismissed its certifying accountant, Singer Lewak Greenbaum & Goldstein LLP ("Singer Lewak "). Singer Lewak did not issue a report on the Company's financial statements for the two years ended September 30, 2002 and 2001. The decision to change its certifying accountant was approved by the Company's Board of Directors. From March 20, 2002, the date the Company engaged Singer Lewak as its certifying accountant, through January 17, 2003 the Company has not had any disagreements with Singer Lewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Russell Bedford Stefanou Mirchandani LLP (" Russell Bedford Stefanou Mirchandani") as its certifying accountant as of January 20, 2003 for the Company's year ending September 30, 2002. The Company has not consulted Russell Bedford Stefanou Mirchandani previously.

Singer Lewak's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description

16 Letter from Singer Lewak Greenbaum & Goldstein LLP, Certified Public Accountant to the Commission, dated January 21, 2003.

SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2003               U.S. Microbics, Inc.

                                      /s/ Robert C. Brehm
                                      ---------------------------
                                      Robert C. Brehm
                                      President and Chief Executive Officer